                                                                    Exhibit 10.3
                                 FIFTH AMENDMENT

      FIFTH AMENDMENT dated as of November 16, 1998 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation ("MI"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, and SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation ("SMC"), having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 (MI and SMC are collectively referred to herein as the "Borrowers"); (b) METALLURG SERVICES, INC., a New York corporation ("MSI"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, MIR (CHINA), INC., a Delaware corporation ("MIR China"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, and METALLURG HOLDINGS CORPORATION, a New Jersey corporation ("MHC"), having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 (MSI, MIR China and MHC are collectively referred to herein as the "Guarantors"); (c) BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and (d) the BANKS, amending certain provisions of the Loan Agreement dated as of April 14, 1997, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended or modified and in effect from time to time, the "Loan Agreement"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement. Terms not otherwise defined herein or in the Loan Agreement but which are defined in ss.1 of this Amendment shall have the respective meanings in this Amendment assigned to such terms in ss.1.

      WHEREAS, the Borrowers and the Guarantors have requested that the Agent and the Banks agree to amend the terms of the Loan Agreement in certain respects and to consent to certain amendments to the German Loan Agreement, in each case in order to permit MI to enter into a set-off system for the calculation of interest with respect to bank accounts of MI and GfE maintained with Bank Mendes; and

      WHEREAS, the Agent and the Banks are willing to so amend the terms of the Loan Agreement in such respects as hereinafter more fully set forth and to consent to such amendments to the German Loan Agreement, in each case, upon the terms and subject to the conditions contained herein;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Amendment of ss.1 of the Loan Agreement. Section 1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

      "Bank Mendes: Bank Mendes Gans N.V., a company limited by shares incorporated under the laws of The Netherlands."

            "Bank Mendes Accounts: The bank accounts maintained by MI and GfE with Bank Mendes and subject to the Interest Set-Off Agreement. "

            "Fifth Amendment: The Fifth Amendment hereto dated as of November __, 1998, among the Borrowers, the Guarantors, the Agent and the Banks."

            "Fifth Amendment Effective Date: The date on which the conditions to the effectiveness of the Fifth Amendment (such conditions being set forth in Section 5 thereof) shall have been satisfied."

            "GfE: GfE-Gesellschaft fur Elektrometallurgie MBH, a company incorporated under the laws of Germany and a German Borrower."

            "Interest Set-Off Agreement. The Interest Set-Off
      Agreement-Guarantee dated as of September 30, 1998 between MI, GfE and Bank Mendes, in the form delivered to the Agent on or prior to the Fifth Amendment Effective Date."

      ss.2. Amendment of ss.9 of the Loan Agreement. Section 9 of the Loan Agreement is hereby amended as follows:

      (a) by amending Section 9.2(b) of the Loan Agreement by deleting the word "and" at the end of clause (x) thereof and inserting before the semi-colon at the end of clause (xi) thereof the following new clause (xii):

            "(xii) Indebtedness of MI in respect of its guaranty of the obligations of GfE under the Interest Set-Off Agreement not to exceed the amount permitted under ss.9.2(d)(xiii) at any time."

      (b) by amending Section 9.2(c) of the Loan Agreement by deleting the word "and" at the end of clause (ix) thereof and inserting before the semi-colon at the end of clause (x) thereof the following new clause (xi):

            "(xi) Liens on any and all present and future claims of MI on Bank Mendes arising from or in connection with the Bank Mendes Account securing the Indebtedness permitted by ss.9.2(b)(xii)."

      (c) by amending Section 9.2(d)(vii) of the Loan Agreement by replacing such clause with the following clause (vii):

            "(vii) in the Operating Accounts, the Lock Box Accounts, operating bank accounts of the Guarantors and, subject to ss.9.2(d)(xiii) hereof, the Bank Mendes Accounts,"

      (d) by further amending Section 9.2(d) of the Loan Agreement by deleting the word "and" at the end of clause (xi) thereof and inserting before the semi-colon at the end of clause (xii) thereof the following new clause (xiii):

            "(xiii) in GfE consisting of deposits in the Bank Mendes Accounts or MI's guaranty of the obligations of GfE under the Interest Set-Off Agreement, provided, however, that (A) the aggregate amount of such investments, together with any investments in the German Borrowers made pursuant to ss.9.2(d)(vi)(C) and (D)(ii) hereof, shall not exceed $16,500,000 at any time and (B) MI shall use its best efforts not to cause or permit the credit balance in its Bank Mendes Account(s), determined not less frequently than once per week, to exceed the debit balance in GfE's Bank Mendes Account(s), determined at such time."

      ss.3. Limited Consents.

      Consent to Amendment of German Loan Agreement. The German Borrowers and the German Lender have agreed to amend the German Loan Agreement. Pursuant to
Section 15 of the Loan Agreement, such amendment under the German Loan Agreement and other German Loan Documents requires the written consent of the Majority Banks. Accordingly, each of the undersigned Banks hereby consents to the Second Amendment to the German Loan Agreement in substantially the form attached hereto as Exhibit A.

      Consent to Other Intercompany Interest Set-off Arrangements. The Borrowers have advised the Agent and the Banks that they may, in the future, wish to enter into interest set-off arrangements on behalf of one or more of their Subsidiaries similar to the arrangement with Bank Mendes contemplated under this Amendment (the "Intercompany Interest Set-off Arrangements"). Notwithstanding that certain provisions of the Intercompany Interest Set-off Arrangements would not be permitted under the Loan Agreement, the Borrowers have requested that the Banks consent to such Intercompany Interest Set-off Arrangements as set forth herein. The Banks hereby consent to such Intercompany Interest Set-off Arrangements provided that (a) prior to the Borrowers entering into any such Intercompany Interest Set-off Arrangement, the Agent shall have been provided copies of all documentation relating thereto and shall have given its written consent to such arrangements (including its consent to the institution at which such Intercompany Interest Set-off Arrangement is to be maintained), (b) the sum of (i) the aggregate amount of investments made in connection with all such Intercompany Set-off Arrangements with respect to any Subsidiary, plus (ii) all other investments in such Subsidiary made pursuant to Section 9.2(d)(vi) plus
(iii) all other investments in any other Subsidiary treated under the same investment limitation in Section 9.2(d)(vi), shall not exceed the investment limitation relating to such Subsidiary and such other Subsidiaries set forth in
Section 9.2(d)(vi), (c) immediately prior to and after, and after giving effect to the institution of such Intercompany Setoff Arrangement, no Default or Event of Default shall have occurred and be continuing, and (d) the Borrowers shall use their best efforts not to cause or permit the credit balance in its bank account(s) maintained in connection with any such Intercompany Interest Set-off Arrangement, determined not less frequently than once per week, to exceed the debit balance in the Subsidiary's bank account(s) maintained in connection with such Intercompany Interest Set-off Arrangement, determined at such time.

      Limitations. The foregoing consents are limited strictly to their terms, shall apply only to the specific actions described herein, shall not extend to or affect any of the Borrowers', the Guarantors' or MCL's other obligations contained in the Loan Agreement or any other Loan Document and shall not impair any rights consequent thereon. None of the Agent or the Banks shall have any obligation to issue any further consent with respect to the subject matter of hereof or any other matter. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agent or the Banks under the Loan Agreement or any other Loan Document.

      ss.4. Representations, Warranties and Covenants; No Default; Authorization. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

      (a) Each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

      (b) This Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

      (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

      ss.5. Conditions to Effectiveness. The effectiveness of this Amendment, including the amendments and limited consent contained herein, shall be subject to the satisfaction of the following conditions precedent:

      (a) This Amendment shall have been duly executed and delivered by the respective parties hereto and shall be in full force and effect;

      (b) The Agent shall have received a fully executed copy of the Interest Set-Off Agreement; and

      (c) MI shall have delivered to Bank Mendes a letter, in form and substance satisfactory to the Agent, instructing Bank Mendes, in the event it enforces its rights under the Interest Set-Off Agreement, to pay to the Agent any surplus amounts in the Bank Mendes Accounts.

      ss.6. Ratification, etc. Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

      ss.7. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

      ss.8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      ss.9. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                    METALLURG, INC.

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President, Finance


                                    SHIELDALLOY METALLURGICAL
                                    CORPORATION

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Secretary


                                    METALLURG SERVICES, INC.

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President


                                    MIR (CHINA), INC.

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President


                                    METALLURG HOLDINGS CORPORATION

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President, Treasurer

                                    BANKBOSTON, N.A. (formerly known as
                                    The First National Bank of Boston),
                                    individually and as Agent

                                    By: /s/ James J. Ward
                                        ----------------------------------------
                                    Name: James J. Ward
                                    Title: Director


                                    BANK OF SCOTLAND

                                    By: /s/ Annie Chin Tat
                                        ----------------------------------------
                                    Name: Annie Chin Tat
                                    Title: Senior Vice President


                                    NATIONAL BANK OF CANADA

                                    By: /s/ Gaetan R. Frosina
                                        ----------------------------------------
                                    Name: Gaetan R. Frosina
                                    Title: V.P.

                                    By: /s/ Theresa Wirte
                                        ----------------------------------------
                                    Name: Theresa Wirte
                                    Title: V.P.

                                 SIXTH AMENDMENT

      SIXTH AMENDMENT dated as of March 31, 1999 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation ("MI"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, and SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation ("SMC"), having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 (MI and SMC are collectively referred to herein as the "Borrowers"); (b) METALLURG SERVICES, INC., a New York corporation ("MSI"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, MIR (CHINA), INC., a Delaware corporation ("MIR China"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, and METALLURG HOLDINGS CORPORATION, a New Jersey corporation ("MHC"), having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 (MSI, MIR China and MHC are collectively referred to herein as the "Guarantors"); (c) BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and (d) the BANKS, amending certain provisions of the Loan Agreement dated as of April 14, 1997, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended or modified and in effect from time to time, the "Loan Agreement"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement. Terms not otherwise defined herein or in the Loan Agreement but which are defined in ss.1.1 of this Amendment shall have the respective meanings in this Amendment assigned to such terms in ss.1.1.

      WHEREAS, the Borrowers and the Guarantors have requested that the Agent and the Banks amend the terms of the Loan Agreement in order to provide for certain changes to the financial covenants set forth therein, as provided in this Amendment;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Amendments to the Loan Agreement. Subject to the satisfaction of the conditions set forth in ss.4 below, the Loan Agreement is hereby amended as follows:

      ss.1.1 Amendments to Definitions. Section 1 of the Loan Agreement is hereby amended by inserting the following new definitions in the appropriate places in the alphabetical order:

            "Average Liquidity Level. With respect to the Borrowers and the Guarantors and any particular fiscal period, the average daily Liquidity Level for such fiscal period determined by reference to the Liquidity Level on each Business Day during such fiscal period."

            "Borrowing Base Availability. On any Business Day of determination, the excess of (a) the sum of (i) the aggregate amount of Total Outstandings (excluding German Outstandings) at the close of business on such day plus (ii) the sum of the German Facility Reserves, if any, of each of the German Borrowers at the close of business on such day, over
      (b) the Borrowing Base, determined by reference to the most recent Borrowing Base Report and appraisal of Eligible Fixed Assets delivered to the Banks and the Agent."

            "Cash Equivalents. Investments of the types referred to in ss.9.2(d)(ii)."

            "Daily Cash Balance. With respect to the Borrowers and the Guarantors on any Business Day of determination, the aggregate amount of all cash and Cash Equivalents on the books of account of the Borrowers and the Guarantors maintained in accordance with past practices consistently applied, determined at the close of business on such day."

            "Liquidity Level. An amount determined for each Business Day equal to the sum of the Borrowing Base Availability on such day plus the Daily Cash Balance on such day."

      ss.1.2 Amendment to Conditions Precedent. Section 8 of the Loan Agreement is hereby amended by inserting therein the following new ss.8(b)(v) immediately after ss.8(b)(iv) thereof:

            "(v) If requested by the Agent, the Agent and each of the Banks shall have received a Borrowing Base Report dated as of the last day of the calendar week then most recently ended, together with such supporting details of receivable aging as of the last day of such week and inventory designations as of the end of the applicable calendar month (in accordance with the requirements of ss.9.1(a)(v)) as the Agent or any Bank may reasonably request."

      ss.1.3 Amendment to Affirmative Covenants. Section 9.1 of the Loan Agreement is hereby amended by deleting the words "within eight (8) Business Days after" appearing in the fifteenth line of ss.9.1(a)(v) and by substituting therefor the words "no later than Wednesday of the calendar week immediately following and as of".

      ss.1.4 Amendment to Financial Covenants. Section 9.3 of the Loan Agreement is hereby amended as follows:

      (a)   By inserting, at the end of Section 9.3(a), the following proviso:

            "; provided that the Borrowers shall not be required to comply with the requirements of the foregoing covenant with respect to any period of four consecutive fiscal quarters of the Subsidiaries of MI if the Borrowers shall have demonstrated that they are in compliance with the requirements of ss.9.3(d) below with respect to the fiscal quarter ending on the last day of such period."

      (b)   By inserting, at the end of Section 9.3(b), the following proviso:

            "; provided that the Borrowers shall not be required to comply with the requirements of the foregoing covenant with respect to any fiscal quarter of the Subsidiaries of MI if the Borrowers shall have demonstrated that they are in compliance with the requirements of ss.9.3(d) below with respect to such fiscal quarter."

      (c) By inserting, immediately after ss.9.3(c), the following new ss.9.3(d):

            "(d) permit the Average Liquidity Level for any fiscal quarter of the Subsidiaries of MI to be less than the minimum level set forth opposite each such fiscal quarter ending date in the table below:

            --------------------------------------------------------------------
                                                      Minimum Average
                  Fiscal Quarter Ending               Liquidity Level
            --------------------------------------------------------------------
                        3/31/1999                       $15,000,000
            --------------------------------------------------------------------
                        6/30/1999                       $15,000,000
            --------------------------------------------------------------------
                        9/30/1999                       $10,000,000
            --------------------------------------------------------------------
                       12/31/1999                       $10,000,000
            --------------------------------------------------------------------
                        3/31/2000                       $10,000,000
            --------------------------------------------------------------------

            provided that the Borrowers shall not be required to comply with the requirements of the foregoing covenant with respect to any fiscal quarter of the Subsidiaries of MI if the Borrowers shall have demonstrated that they are in compliance with the requirements of ss.ss.9.3(a) and 9.3(b) above with respect to such fiscal quarter or the period of four fiscal quarters ending on such date, as the case may be."

      ss.2. Guarantors' Consent. Each of the Guarantors hereby consents to the amendments to the Loan Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under ss.6.4 of the Loan Agreement and agrees that its guaranty of the Obligations thereunder shall extend to and include the Loan Agreement as amended by this Amendment.

      ss.3. Representations, Warranties and Covenants; No Default; Authorization. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

      (a) each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

      (b) this Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

      (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

      ss.4. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

      (a) this Amendment shall have been duly executed and delivered by the respective parties hereto and shall be in full force and effect;

      (b) the Borrowers shall have paid an amendment fee in the amount of $50,000.00 to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages; and

      (c) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

      ss.5. Ratification, etc. Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

      ss.6. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

      ss.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      ss.8. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                    METALLURG, INC.

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President, Finance


                                    SHIELDALLOY METALLURGICAL
                                      CORPORATION

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President, Finance


                                    METALLURG SERVICES, INC.

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President


                                    MIR (CHINA), INC.

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President


                                    METALLURG HOLDINGS
                                      CORPORATION

                                    By: /s/ Barry C. Nuss
                                        ----------------------------------------
                                    Name: Barry C. Nuss
                                    Title: Vice President, Treasurer

                                    BANKBOSTON, N.A. (formerly known
                                    as The First National Bank of Boston),
                                    individually and as Agent

                                    By: /s/ Marwan Isbaih
                                        ----------------------------------------
                                    Name: Marwan Isbaih
                                    Title: V.P.


                                    BANK OF SCOTLAND

                                    By: /s/ Janet Taffe
                                        ----------------------------------------
                                    Name: Janet Taffe
                                    Title: Asst. Vice President

                                    NATIONAL BANK OF CANADA

                                    By: /s/ Gaetan R. Frosina
                                        ----------------------------------------
                                    Name: Gaetan R. Frosina
                                    Title: VP and Manager

                                    By: /s/ Michael F. McIntyre
                                        ----------------------------------------
                                    Name: Michael F. McIntyre
                                    Title: Assistant Vice President